Exhibit 99.1
FOURTH AMENDMENT TO SIXTH AMENDED
AND RESTATED CREDIT AGREEMENT
     This Fourth Amendment to Sixth Amended and Restated Credit Agreement (this “Fourth Amendment”) is entered into effective as of the 16th day of December, 2009 (the “Effective Date”), by and among Denbury Onshore, LLC, a Delaware limited liability company (“Borrower”), Denbury Resources Inc., a Delaware corporation (“Parent”), JPMorgan Chase Bank, N.A., as Administrative Agent (“Administrative Agent”), and the financial institutions parties hereto as Banks (“Banks”).
W I T N E S S E T H
     WHEREAS, Borrower, Parent, Administrative Agent, the other agents a party thereto and Banks are parties to that certain Sixth Amended and Restated Credit Agreement dated as of September 14, 2006 (as amended, the “Credit Agreement”) (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement); and
     WHEREAS, pursuant to the Credit Agreement, Banks have made a Revolving Loan to Borrower and provided certain other credit accommodations to Borrower; and
     WHEREAS, Borrower, as buyer, and Wapiti Energy, LLC, a Texas limited liability company, Wapiti Operating, LLC, a Texas limited liability company, and Wapiti Gathering, LLC a Texas limited liability company, as sellers (collectively, “Seller”), entered into that certain Purchase and Sale Agreement dated as of November 30, 2009 (as amended from time to time, the “Conroe Purchase Agreement”), pursuant to which Borrower has agreed to purchase, directly or indirectly, from Seller certain oil and gas properties more particularly described therein (such acquisition, the “Conroe Acquisition” and such properties, the “Conroe Properties”); and
     WHEREAS, Borrower, as seller, has entered into that certain letter of intent dated as of November 30, 2009 (as amended from time to time, the “Barnett LOI”) with Talon Oil & Gas LLC, as purchaser (“Barnett Purchaser”), pursuant to which Borrower and Barnett Purchaser have agreed to enter into a purchase and sale agreement in substantially the same form as the Prior PSA (as defined in the Barnett LOI) (such purchase and sale agreement is referred to herein as the “Barnett Purchase Agreement”) in connection with Borrower’s sale, directly or indirectly, of all of the remaining Barnett Shale Assets to Barnett Purchaser (such sale, the “Barnett Disposition”); and
     WHEREAS, Borrower intends to structure the Conroe Acquisition and the Barnett Disposition to qualify for reverse like-kind exchange treatment under Section 1031 of the Code and the regulations and revenue procedures promulgated thereunder, including Rev. Proc. 2000-37, 2000-40 I.R.B. 1 (the “1031 Exchange”), pursuant to which Borrower will enter into a qualified exchange accommodation agreement on or about the date hereof with NBF Reverse Exchange LLC, a Delaware limited liability company acting as an exchange accommodation titleholder that is not affiliated with Borrower (“NBF”) (such agreement, the “QEA

Agreement”, and together with any other documents or instruments contemplated therein to be prepared and executed in connection with the Conroe Acquisition and/or the Barnett Disposition in furtherance of the 1031 Exchange, the “1031 Exchange Documents”); and
     WHEREAS, in furtherance of the 1031 Exchange, (i) Borrower will assign a portion of its rights under the Conroe Purchase Agreement to NBF, with such assigned portion being approximately equal to the portion of the Conroe Acquisition purchase price payable in cash in accordance with the Conroe Purchase Agreement; (ii) NBF will hold title to such portion of assigned rights in and to the Conroe Acquisition through a single member, single purpose entity, Denbury Conroe LLC, a Delaware limited liability company (“Denbury Conroe”); and (iii) Borrower will lend to NBF up to $256,400,000 from the proceeds of the Borrowings under the Credit Agreement (as amended hereby) (the “Conroe Loan”); and
     WHEREAS, the Conroe Loan will be evidenced by a promissory note issued by NBF in favor of Borrower (the “NBF Note”), which NBF Note will be collaterally assigned and pledged concurrently with the closing of the Conroe Acquisition by Borrower to Administrative Agent, for the benefit of itself, the Banks and their Affiliates for whom Obligations may be owed from time to time; and
     WHEREAS, the assignment of certain rights in the Conroe Purchase Agreement to NBF, the Conroe Acquisition, the portion of the 1031 Exchange necessary to facilitate the Conroe Acquisition (including, without limitation, execution by Borrower of the QEA Agreement and any other 1031 Exchange Documents in connection with the Conroe Acquisition), the making of the Conroe Loan, the pledging of the NBF Note to Administrative Agent and all other transactions relating to or arising out of the foregoing are collectively referred to herein as the “Conroe Transactions”; and
     WHEREAS, the Barnett Disposition, the portion of the 1031 Exchange necessary to facilitate the Barnett Disposition (including, without limitation, execution by Borrower of any 1031 Exchange Documents in connection with the Barnett Disposition) and all other transactions relating to or arising out of the foregoing are collectively referred to herein as the “Barnett Transactions”, and together with the Conroe Transactions, the “Conroe-Barnett Transactions”; and
     WHEREAS, Borrower has advised Administrative Agent and Banks that the Barnett Disposition will result in Parent, Borrower and/or another Credit Party hedging more than the percentage of such party’s “forecasted production from Proved Mineral Interests” (as defined in the Credit Agreement) permitted under Section 10.11 of the Credit Agreement for calendar year 2010 (the “Temporary Hedging Noncompliance”) during the period commencing on the projected closing date of the Barnett Disposition (the “Barnett Disposition Closing Date”) and continuing through but not including May 31, 2010 (such period, the “Specified Period”), which Temporary Hedging Noncompliance is prohibited by Section 10.11 of the Credit Agreement; and
     WHEREAS, in connection with the Barnett Disposition, Borrower has requested a Special Redetermination of the Borrowing Base as required by Section 5.3(a)(2) of the Credit Agreement; and

     WHEREAS, Parent and Borrower have requested that the Administrative Agent and the Banks (i) issue their consent to the Conroe-Barnett Transactions and waive certain provisions of the Credit Agreement with respect to the Conroe-Barnett Transactions, (ii) issue their consent to the Temporary Hedging Noncompliance for the Specified Period, and (iii) redetermine the Borrowing Base in connection with the Barnett Disposition as required by Section 5.3(a)(2) of the Credit Agreement; and
     WHEREAS, subject to and upon the terms and conditions set forth herein, Banks have agreed to Parent’s and Borrower’s requests.
     NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Parent, Borrower, Administrative Agent and Banks hereby agree as follows:
Section 1. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Fourth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement shall be amended effective as of the Effective Date in the manner provided in this Section 1.
     1.1 Deleted Definitions. Section 2.1 of the Credit Agreement shall be amended to delete the definitions of “Additional Exchange Properties” and “Conroe Loan” in their entirety, and all references in the Credit Agreement to such terms are deleted.
     1.2 Additional Definition. Section 2.1 of the Credit Agreement shall be amended to add thereto in alphabetical order the following definition of “Fourth Amendment” which shall read in full as follows:
     “Fourth Amendment” means that certain Fourth Amendment to Sixth Amended and Restated Credit Agreement dated as of December 16, 2009 among Borrower, Parent, Administrative Agent and Banks.
     1.3 Amendment to Definition. The definition of “Loan Papers” contained in Section 2.1 of the Credit Agreement shall be amended and restated to read in full as follows:
     “Loan Papers” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Notes, each Facility Guaranty which may now or hereafter be executed, each Parent Pledge Agreement which may now or hereafter be executed, each Subsidiary Pledge Agreement which may now or hereafter be executed, the Existing Mortgages (as amended by the Amendments to Mortgages), all Mortgages now or at any time hereafter delivered pursuant to Section 6.1, the Amendments to Mortgages, and all other certificates, documents or instruments delivered in connection with this Agreement, as the foregoing may be amended from time to time.

     1.4 Amendment to Mandatory Prepayments Provision. Section 3.6 of the Credit Agreement is hereby deleted and replaced in its entirety with the following:
     Section 3.6 Mandatory Prepayments. Upon the occurrence of any Borrowing Base Deficiency, Borrower shall make the mandatory prepayments of the Revolving Loan required by Section 5.4 hereof. Additionally, if at any time the Outstanding Credit is in excess of the Total Commitment (as used in this Section 3.6, a “deficiency”), Borrower shall immediately make a principal payment on the Revolving Loan sufficient to cause the principal balance of the Revolving Loan then outstanding to be equal to or less than the Total Commitment then in effect. If a deficiency cannot be eliminated pursuant to this Section 3.6 by prepayment of the Revolving Loan (as a result of outstanding Letter of Credit Exposure), Borrower shall also deposit cash with Administrative Agent, to be held by Administrative Agent to secure outstanding Letter of Credit Exposure in the manner contemplated by Section 3.1(b). In addition to the foregoing, in the event and on each occasion that any Net Proceeds are received by or on behalf of any Credit Party in respect of any Prepayment Event (including, without limitation, receipt by NBF (as defined in the Fourth Amendment) of Net Proceeds in respect of the Barnett Disposition (as defined in the Fourth Amendment), which Net Proceeds will be used by NBF to partially repay its obligations under the NBF Note (as defined in the Fourth Amendment)), the Borrower shall, immediately after such Net Proceeds are received by any Credit Party, prepay the Obligations in an aggregate amount equal to 100% of such Net Proceeds. There shall be no corresponding reduction in the Borrowing Base or in the Total Commitment as a result of a prepayment of the type described in the immediately preceding sentence.
     1.5 Borrowing Base. On and effective as of the Barnett Disposition Closing Date, the Borrowing Base shall be reaffirmed to be $900,000,000. Notwithstanding anything to the contrary contained in the Credit Agreement, the Borrowing Base shall remain at $900,000,000 until the Scheduled Redetermination scheduled for April 1, 2010, unless there is a Special Redetermination prior to such time. The conditional Special Redetermination of the Borrowing Base provided for in this Section 1.5 shall not be construed or deemed to be a Special Redetermination for the purposes of Section 5.3(a)(1) of the Credit Agreement.
Section 2. Limited Consent and Waiver. In reliance on the representations, warranties, covenants and agreements contained in this Fourth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 3 and, as applicable, Sections 4 and/or 5 hereof, Required Banks hereby (a) consent to Borrower’s consummation of the Conroe-Barnett Transactions, and waive compliance by Borrower and Parent with each provision of the Credit Agreement (including, without limitation, Sections 10.5 and 10.8) and the other Loan Papers, to the extent, but only to the extent, that the Conroe-Barnett Transactions (or any term contained in the documents governing and evidencing the Conroe-Barnett Transactions) violate such provisions of the Credit Agreement or result in a Default or Event of Default under the Credit Agreement or other Loan Papers, and (b) consent to the Temporary Hedging Noncompliance for the Specified Period; provided, that Parent and Borrower will not, nor will Parent and/or Borrower permit any other Credit Party to, enter into any Hedge Transaction during the Specified Period unless such Hedge Transaction, together with any other existing Hedge Transactions for the applicable category of Hydrocarbons, will not cause a violation of Section 10.11 of the Credit Agreement. For the avoidance of doubt, Parent and Borrower each acknowledge and agree that the limited consent and waiver set forth in clause (a) of this Section 2 (i) is effective with respect to (1) the Conroe Transactions up to (and including) the Conroe Acquisition Closing Date (as defined below) after giving effect to the Conroe Transactions and (2) the Barnett Transactions up to (and including) the Barnett Disposition Closing Date after giving effect to the Barnett Transactions, and (ii) shall not be deemed a consent to, or waiver of, any action or inaction of Parent or Borrower which constitutes (or would constitute) a violation of any provision of the Credit Agreement or the other Loan Papers or which results (or would result) in a Default or Event of Default under the Credit Agreement or any other Loan Papers from (but excluding) and after the Conroe Acquisition Closing Date or the Barnett Disposition Closing Date, as applicable. Agent and Banks shall have no obligation to grant any future waivers, consents or amendments with respect to the Credit Agreement or any other Loan Paper.
Section 3. Conditions Precedent to Amendment and Limited Consent and Waiver. The amendments contained in Section 1 hereof and the limited consent and waiver contained in Section 2 hereof are subject to the satisfaction of each of the following conditions precedent:
     3.1 Counterparts. Administrative Agent shall have received counterparts hereof duly executed by the Borrower, Parent and Required Banks (or, in the case of any party as to which an executed counterpart shall not have been received, telegraphic, telex, or other written confirmation from such party of execution of a counterpart hereof by such party).
     3.2 Conroe Purchase Agreement. Administrative Agent shall have received from Borrower a true and complete copy of the fully-executed Conroe Purchase Agreement, together with any disclosure schedules delivered pursuant thereto, in each case in form and substance reasonably satisfactory to Administrative Agent.
     3.3 Barnett LOI. Administrative Agent shall have received from Borrower a true and complete copy of the fully-executed Barnett LOI in form and substance reasonably satisfactory to Administrative Agent.
     3.4 No Material Adverse Effect. There shall not have occurred since December 31, 2008 any events that, individually or in the aggregate, have had a Material Adverse Effect.
     3.5 No Default. No Default or Event of Default shall have occurred which is continuing.
     3.6 Other Documents. Administrative Agent shall have been provided with such documents, instruments and agreements, and Parent and Borrower shall have taken such actions,

in each case as Administrative Agent may reasonably require in connection with this Fourth Amendment and the transactions contemplated hereby.
Section 4. Conditions Precedent to Conroe Acquisition. The limited consent and waiver contained in Section 2 hereof as it relates to the Conroe Transactions is subject to the satisfaction of each of the following additional conditions precedent:
     4.1 Conroe Acquisition Closing Date. The closing of the Conroe Acquisition shall occur on or prior to December 30, 2009, and in any event shall occur prior to the Barnett Disposition Closing Date (such date, the “Conroe Acquisition Closing Date”).
     4.2 NBF Note. Administrative Agent shall have received from Borrower the original NBF Note, duly endorsed by Borrower in favor of the Administrative Agent on or prior to the Conroe Acquisition Closing Date.
     4.3 Collateral Assignment of NBF Note. Administrative Agent shall have received from Borrower on or prior to the Conroe Acquisition Closing Date a security agreement duly executed by Borrower, in form and substance reasonably satisfactory to Administrative Agent, pursuant to which Borrower collaterally assigns and grants a security interest in the NBF Note to Administrative Agent, for its benefit and on behalf the Banks and their Affiliates for whom Obligations may be owed from time to time.
     4.4 Conroe Acquisition-Related 1031 Exchange Documents. Administrative Agent shall have received from Borrower on or prior to the Conroe Acquisition Closing Date true and complete copies of the QEA Agreement and any other 1031 Exchange Documents necessary to facilitate the Conroe Acquisition, NBF acting as an exchange accommodation titleholder in connection therewith and/or Denbury Conroe acting as NBF’s titleholder in connection therewith, in each case in form and substance reasonably satisfactory to Administrative Agent.
Section 5. Conditions Precedent to Barnett Disposition. The limited consent and waiver contained in Section 2 hereof as it relates to the Barnett Transactions is subject to the satisfaction of each of the following additional conditions precedent:
     5.1 Barnett Disposition Closing Date. The Barnett Disposition Closing Date shall occur on or prior to December 31, 2009.
     5.2 Barnett Purchase Agreement. Administrative Agent shall have received from Borrower a true and complete copy of the fully-executed Barnett Purchase Agreement, together with any disclosure schedules delivered pursuant thereto, in each case in form and substance substantially similar to the Prior PSA (as defined in the Barnett LOI) or otherwise in form and substance reasonably satisfactory to Administrative Agent.
     5.3 Barnett Disposition-Related 1031 Exchange Documents. Administrative Agent shall have received from Borrower on or prior to the Barnett Disposition Closing Date true and complete copies of any 1031 Exchange Documents necessary to facilitate the Barnett Disposition Exchange Agreement, in each case in form and substance satisfactory to Administrative Agent.

Section 6. Representations and Warranties. To induce Banks and Administrative Agent to enter into this Fourth Amendment, Parent and Borrower hereby jointly and severally represent and warrant to Banks and Administrative Agent as follows:
     6.1 Reaffirm Existing Representations and Warranties. Each representation and warranty of Parent and Borrower contained in the Credit Agreement and the other Loan Papers is true and correct in all material respects on the date hereof and will be true and correct in all material respects after giving effect to the amendments set forth in Section 1 hereof.
     6.2 Due Authorization; No Conflict. The execution, delivery and performance by Parent and Borrower of this Fourth Amendment are within Parent’s and Borrower’s corporate or organizational powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any Material Agreement binding upon Parent, Borrower or their Subsidiaries or result in the creation or imposition of any Lien upon any of the assets of Parent, Borrower or their Subsidiaries except Permitted Encumbrances.
     6.3 Validity and Enforceability. This Fourth Amendment constitutes the valid and binding obligation of Parent and Borrower enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.
Section 7. Miscellaneous.
     7.1 Reaffirmation of Loan Papers. Any and all of the terms and provisions of the Credit Agreement and the Loan Papers shall, except as amended and modified hereby, remain in full force and effect. The amendments contemplated hereby shall not limit or impair any Liens securing the Obligations, each of which are hereby ratified, affirmed and extended to secure the Obligations as they may be increased pursuant hereto.
     7.2 Parties in Interest. All of the terms and provisions of this Fourth Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
     7.3 Legal Expenses. Borrower hereby agrees to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Fourth Amendment and all related documents.
     7.4 Counterparts. This Fourth Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Fourth Amendment until Parent, Borrower and Required Banks have executed a counterpart. Facsimiles shall be effective as originals.
     7.5 Complete Agreement. THIS FOURTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF

PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.
     7.6 Headings. The headings, captions and arrangements used in this Fourth Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Fourth Amendment, nor affect the meaning thereof.
     IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed by their respective authorized officers on the date and year first above written.
[Signature Pages to Follow]

PARENT: DENBURY RESOURCES INC., a Delaware corporation
By:	/s/ Mark C. Allen
Mark C. Allen,
Chief Financial Officer

BORROWER: DENBURY ONSHORE, LLC, a Delaware limited liability company
By:	/s/ Mark C. Allen
Mark C. Allen,
Chief Financial Officer

[Signature Page]
Fourth Amendment to Sixth Amended and Restated Credit Agreement
Denbury Resources Inc.

     Each of the undersigned (i) consent and agree to this Fourth Amendment, and (ii) agree that the Loan Papers to which it is a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms.

DENBURY MARINE, L.L.C., a Louisiana limited liability company
By:	/s/ Mark C. Allen
Mark C. Allen,
Chief Financial Officer

DENBURY OPERATING COMPANY, a Delaware corporation
By:	/s/ Mark C. Allen
Mark C. Allen,
Chief Financial Officer

TUSCALOOSA ROYALTY FUND LLC, a Mississippi limited liability company
By:	/s/ Mark C. Allen
Mark C. Allen,
Chief Financial Officer

DENBURY GATHERING & MARKETING, INC., a Delaware corporation
By:	/s/ Mark C. Allen
Mark C. Allen,
Chief Financial Officer

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Fourth Amendment to Sixth Amended and Restated Credit Agreement
Denbury Resources Inc.

ADMINISTRATIVE AGENT/BANK: JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Bank
By:	/s/ Kimberly A. Bourgeois
Kimberly A. Bourgeois,
Senior Vice President

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Fourth Amendment to Sixth Amended and Restated Credit Agreement
Denbury Resources Inc.

BANKS:

FORTIS CAPITAL CORP.

By:	/s/ Betsy Jocher
Name:	Betsy Jocher
Title:	Director

By:	/s/ Greg Smothers
Name:	Greg Smothers
Title:	Director

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Fourth Amendment to Sixth Amended and Restated Credit Agreement
Denbury Resources Inc.

BANKS:

CALYON NEW YORK BRANCH

By:	/s/ Michael D. Willis
Name:	Michael D. Willis
Title:	Managing Director

By:	/s/ Mark A. Roche
Name:	Mark A. Roche
Title:	Managing Director

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Fourth Amendment to Sixth Amended and Restated Credit Agreement
Denbury Resources Inc.

BANKS:

COMERICA BANK

By:	/s/ V. Mark Fuqua
Name:	V. Mark Fuqua
Title:	Senior Vice President

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Fourth Amendment to Sixth Amended and Restated Credit Agreement
Denbury Resources Inc.

BANKS:

UNION BANK, N.A.

By:	/s/ Alison Fuqua
Name:	Alison Fuqua
Title:	Assistant Vice President

By:	/s/ Whitney Randolph
Name:	Whitney Randolph
Title:	Vice President

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Fourth Amendment to Sixth Amended and Restated Credit Agreement
Denbury Resources Inc.

BANKS:

BANK OF AMERICA, N.A.

By:	/s/ Jeffrey H. Rathkamp
Name:	Jeffrey H. Rathkamp
Title:	Managing Director

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Fourth Amendment to Sixth Amended and Restated Credit Agreement
Denbury Resources Inc.

BANKS:

BANK OF SCOTLAND PLC

By:	/s/ Julia R Franklin
Name:	Julia R Franklin
Title:	Assistant Vice President

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Fourth Amendment to Sixth Amended and Restated Credit Agreement
Denbury Resources Inc.

BANKS:

COMPASS BANK

By:	/s/ Christopher S. Parada
Name:	Christopher S. Parada

Title:	Senior Vice President

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Fourth Amendment to Sixth Amended and Restated Credit Agreement
Denbury Resources Inc.

BANKS:

WELLS FARGO BANK, N.A.

By:	/s/ Reed V. Thompson
Name:	Reed V. Thompson

Title:	Senior Vice President

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Fourth Amendment to Sixth Amended and Restated Credit Agreement
Denbury Resources Inc.

BANKS:

THE BANK OF NOVA SCOTIA

By:	/s/ James Forward
Name:	James Forward

Title:	Managing Director

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Fourth Amendment to Sixth Amended and Restated Credit Agreement
Denbury Resources Inc.

BANKS:

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Todd Coker
Name:	Todd Coker

Title:	Assistant Vice President

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Fourth Amendment to Sixth Amended and Restated Credit Agreement
Denbury Resources Inc.

BANKS:

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Daria Mahoney
Name:	Daria Mahoney

Title:	Vice President

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Fourth Amendment to Sixth Amended and Restated Credit Agreement
Denbury Resources Inc.